Exhibit 99.1
                Computational Materials and/or ABS Term Sheets

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Deal Name:  CWABS 2005-9 Groups 1 & 2
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
Instructions: Please also provide info on conforming and non-conforming pool (cells have already been formatted in column B, C, D,
E)


                      aggregate pool  group: ______  group: ______
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      gross WAC            7.64%
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    wtd avg FICO            594
    ------------
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     FICO < 600           53.87%
     ----------
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    FICO 600-650          33.34%
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    wtd avg CLTV          80.06%
    ------------
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      CLTV = 80           11.86%
      ---------
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    CLTV > 80.01          43.38%
    ------------
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   LTV 95.01 -100          2.48%
   --------------
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    Full Doc (%)          66.41%
    ------------
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   Stated Doc (%)         33.59%
   --------------
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      purch (%)           46.32%
      ---------
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     CO refi (%)          49.10%
     -----------
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     Own Occ (%)          97.94%
     -----------
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 Prepay Penalty (%)       72.53%
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       DTI (%)
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      ARM ? (%)           79.96%
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      2/28 (%)            31.99%
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      3/27 (%)            46.19%
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    1st Lien (%)          100.00%
    ------------
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  Avg Loan Balance        $151,675.61
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     # of Loans            4487
     ----------
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  Loan Bal < $100k        17.31%
  ----------------
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   Mtg Rates > 12%         0.57%
   ---------------
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  Manuf Housing (%)        0.00%
  -----------------
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    largest state       California
    -------------
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   silent 2nd (%)           33%
   --------------
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    IO loans (%)            22%
    ------------
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       5yr IO               14%
       ------
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       2 yr IO              40%
       -------
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      IO: FICO              605
      --------
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       IO LTV               77%
       ------
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       IO DTI
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     IO full doc            80%
     -----------
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      IO: purch             66%
      ---------
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